EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

EATON VANCE TAX-MANAGED SMALL-CAP FUND

EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Prospectus dated March 1, 2020

1.    The following is added before “General.” in “Investment Objective & Principal Policies and Risks”:

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, and in March 2020, a declaration of a national emergency in the United States. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The effects of the outbreak may also cause issuers of securities held by the Tax-Managed Global Dividend Income Fund to reduce, delay or eliminate previously anticipated dividend payments, which may adversely affect the Fund’s distribution rate.

April 13, 2020	35386 4.13.20

EATON VANCE GLOBAL INCOME BUILDER FUND

EATON VANCE GLOBAL INCOME BUILDER NEXTSHARES

Supplement to Prospectuses dated March 1, 2020

1.    The following is added before “General.” in “Investment Objective & Principal Policies and Risks”:

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, and in March 2020, a declaration of a national emergency in the United States. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The effects of the outbreak may also cause issuers of securities held by the Fund to reduce, delay or eliminate previously anticipated dividend payments, which may adversely affect the Fund’s distribution rate.

April 13, 2020	35387 4.13.20